                                                                      Exhibit 23

                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form
S-8 No.  333-62844)  pertaining to the Restated  Airport Systems  International,
Inc. 1991 Stock Option Plan of Elecsys  Corporation  (formerly  Airport  Systems
International,  Inc.) of our report  dated June 20,  2003,  with  respect to the consolidated financial statements of Elecsys Corporation included in this Annual
Report (Form 10-KSB) for the year ended April 30, 2003.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
July 22, 2003